Exhibit 10.15

fourth amendment to
master timber management agreement

(Canada Operations)

THIS FOURTH AMENDMENT (the “Amendment”) is dated as of the 23rd day of December, 1999, by and between HANCOCK NATURAL RESOURCE GROUP, INC., a Delaware corporation (hereinafter referred to as “HNRGI” or the “Client”), and ORM RESOURCES CANADA LTD., a British Columbia company (hereinafter referred to as “Manager”).  Capitalized terms not otherwise defined in this Amendment shall have the meanings given in the Master Timber Management Agreement dated as of December 5, 1997, and effective as of January 1, 1998, by and between Client and H.A. Simons Ltd. (“Simons”), as amended by a Consent to Assignment of Master Timber Management Agreement dated as of December 29, 1998; by an Assignment and Assumption Agreement dated as of December 29, 1998; by an Amendment to Master Timber Management Agreement dated as of December 29, 1998; by a Second Amendment to Master Timber Management Agreement dated as of July 26, 1999; and by a Third Amendment to Master Timber Management Agreement dated as of August 6, 1999, collectively the “Master Agreement.”

WHEREAS, the parties wish to further amend the master Agreement with respect to matters from and after January 1, 2000, all as set forth herein.

NOW, THEREFORE, the parties agree as follows:

1.             Term.  The term of the Master Agreement shall be extended and will continue to and include December 31, 2000.

2.             Property Management Service Fee.  Exhibit 1A of the Master Agreement is hereby replaced by Exhibit 1A to this Amendment.  This replacement is effective as of January 1, 2000.

3.             Miscellaneous.  This Amendment and all exhibits and schedules hereto constitute an integral part of the Master Agreement.  Except as expressly amended by this Amendment, the Master Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by and through their properly authorized officers on the date first specified above.

CLIENT:		MANAGER:

HANCOCK NATURAL RESOURCE GROUP, INC		ORM RESOURCES CANADA LTD.

By:	/s/ Unreadable	By:	/s/ Gary F. Tucker

Its:	Vice President	Its:	President

Date:	1/10/00	Date:	1/6/00

EXHIBIT 1A
TO FOURTH AMENDMENT
PROPERTY MANAGEMENT SERVICE FEE

Property	Acreage (As of 1/1/2000)	Rate ($/Acre/Year) (CD$)
Comox	28,669	[Confidential Treatment for the omitted material contained in the entire column has been requested and has been filed separately with the Securities and Exchange Commission]
Lake Cowichan	32,302
Total	60,971